UNITED STATES
                     SECURITIES AND EXCHANGE
                    COMMISSION
                     Washington, D.C.  20549





                            FORM 8-K

                         CURRENT REPORT
                    Pursuant to Section 13 or
                      15(d)
             of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): September
13, 1996

            MERIDIAN POINT REALTY TRUST VIII COMPANY
_________________________________________________________
     (Exact name of registrant as specified in its charter)



       Missouri                  1-10547                94-
3058019
  __________________       ___________________
_____________________
    (State or other         (Commission File       (I.R.S.
Employer
    jurisdiction of              Number)     Identification
Number)
   incorporation or
    organization)


     655 Montgomery Street, Suite 800
  San Francisco, California                        94111
 _______________________________________
(Address of principal executive offices)
(Zip Code)



                               (415) 274-1808
__________________________________________________________
            (Registrant's telephone number, including area code)

              MERIDIAN POINT REALTY TRUST VIII COMPANY

Item 5.   Other Events.
     On September 13, 1996, the Board of Directors of the Company approved amendments to the Bylaws of the Company (the "Amendments") to revise and update provisions which the Board felt were out of date or no longer pertinent.
     The original Bylaws were adopted on July 25, 1988;
the first amendment was adopted on February 1 and 15, 1991; the second amendment was adopted on October 21, 1991; the third amendment was adopted by election of the shareholders on June 14, 1996. Those original Bylaws, as amended by those amendments have been superseded by the Amended and Restated
Bylaws.
A copy of the Amended and Restated Bylaws of the Company is set forth as

Exhibit 3.1.



    (a)  Exhibits required by Item 601 of Regulation S-K: Exhibit
  No.                    Description of Exhibits
-------                  -----------------------
  3.1   Amended and Restated Bylaws



                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MERIDIAN POINT REALTY TRUST VIII
COMPANY Dated:  October 7, 1996  By:  /s/ John E. Castello
                                 ----------------------------------
                                  JOHN E. CASTELLO, Senior Vice
                                  President and Chief Financial
                                  Officer

                   EXHIBIT INDEX

Exhibit
  No.                   Item                          Page
No.
-------                ------                         ----
----
  3.1     Amended and Restated Bylaws

          AMENDED AND RESTATED BYLAWS OF
     MERIDIAN POINT REALTY TRUST VIII
          CO. (Adopted September 13,
          1996)

     ARTICLE I
     THE TRUST:  DEFINITIONS
    1.1  Name.  The name of the corporation is "MERIDIAN POINT
REALTY
TRUST VIII CO.," and is referred to herein as the "Trust." As far as practicable and except as otherwise provided in the Organizational Documents, the Trustees shall manage the business and conduct affairs of the Trust, execute all documents, and sue or be sued in the name of Meridian Point Realty Trust VIII Co. If the Trustees determine that the use of that name is not practicable, legal, or convenient, they may use another designation or adopt another name under which the Trust may hold property or conduct its activities.

 1.2 Nature of Trust. The Trust is a corporation organized under the laws of the state of Missouri. It is intended that the Trust shall carry on business as a "real estate investment trust"
(hereinafter called "REIT").

  1.3 Definitions. For purposes of these Bylaws, the following terms shall have the respective meanings set forth below in this
Section 1.3 unless the context requires otherwise. In these Bylaws, words in the singular number include the plural, and words in the plural number include the singular.
        (a) Advisor. Any Person whom the Trust employs or appoints or with whom the Trust contracts under the provisions of
Article VIII hereof.
          (b) Advisory Agreement. An agreement between the Trust and its Advisor that provides for the payment of any regular advisory or incentive compensation, other than an agreement that provides for compensation based only on the acquisition, disposition or refinancing of Trust properties.
          (c) Affiliate. A person is considered an Affiliate of another Person if he owns beneficially, directly or indirectly, 10% or more of the outstanding capital stock, shares, or equity interests of such Person or of any other Person that controls, is controlled by, or is under common control with, such Person or is an Officer, director, employee, general partner or trustee of such Person or of any other Person that controls, is controlled by or is under common control with such Person.
          (d) Annual Meeting of Shareholders. The meeting discussed in
Section 3.2 below



               (e)  Annual Report.  The report discussed in Section
          10.6. (f) Bylaws. These Bylaws and all amendments, restatements, or modifications thereof. References in these Bylaws to "herein," "hereof," and "hereunder" shall be deemed to refer to these Bylaws and shall not be limited to the particular text, article, or section in which such words appear.
     (g)  Common Shares.  Shares of the Trust's common stock.

          (h) Independent Trustees. Trustees of the Trust who (i) are not Affiliates of the Advisory Company whether by employment, by material professional or business relationship with, or service as an officer or director of, the Advisory Company or any of its Affiliates, other than in their capacities as trustees or directors of another real estate investment trust or mutual fund advised by the Advisor or its Affiliates, and (ii) perform no other services for the Trust at the time his or her independence is being determined. A Trustee who had, has, or will have a material professional or business relationship with the Trust, the Advisory Company, or its Affiliates shall be considered an Independent Trustee if a majority of Shares voted at a meeting of the Shareholders approves the relationship. A majority of the Trustees of the Trust must be Independent Trustees.
          (i) Net Asset Value. The current gross book value of all the assets of the Trust minus all the liabilities of the Trust.
          (j) Operating Expenses. The aggregate annual expenses of every character regarded as cash operating expenses of the Trust in accordance with generally accepted accounting principles as determined by independent accountants selected by the Trustees and including regular compensation payable to the Advisor, excluding, however, the following items: (i) fees payable to the Advisor in connection with the acquisition of investments; (ii) the cost of money borrowed by the Trust; (iii) taxes on income and taxes and assessments on real property and all other taxes applicable to the Trust; (iv) legal, auditing, accounting, underwriting, brokerage, listing, registration and other fees, and printing, engraving and other expenses and taxes incurred in connection with the organization of the Trust and the issuance, distribution, transfer, registration and listing of the Trust's securities; (v) fees and expenses paid to independent contractors, appraisers, consultants, managers and other agents retained by or on behalf of the Trust (including Persons who may also be officers or employees of the Advisor) and expenses directly connected with the acquisition, financing, refinancing, disposition and ownership of real estate interests or other property (including the costs of insurance premiums, legal services, brokerage and sales commissions, and maintenance, repair and improvement of property); (vi) subordinated disposition fees based upon the excess of the sales prices of Trust properties over their purchase prices; (vii) expenses of maintaining and managing real estate equity interests; (viii) insurance as required by the Trustees (including Trustees' liability insurance); (ix) expenses of organizing, revising, converting, modifying or terminating the Trust; (x) expenses connected with payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Trustees to holders of Securities of the Trust; (xi) all expenses connected with communications to holders of Securities of the Trust and the other bookkeeping and clerical work necessary in maintaining relations with holders of Securities, including the cost of printing and mailing certificates for Securities and proxy solicitation materials and reports to such holders of the Trust's Securities; (xii) transfer agent's, registrars, dividend disbursing agent's, warrant agent's, dividend reinvestment plan agent's and indenture trustee's fees and charges; (xiii) other legal, accounting and auditing fees and expenses; (xiv) and reserves for depletion, depreciation and amortization and losses and provisions for losses.
      (k) Organizational Documents. These bylaws, the Trust's Articles of Incorporation, and any amendments thereto.

         (l) Person. Individuals, corporations, limited partnerships, general partnerships, joint stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other entities, and governments and agencies and political subdivisions thereof.
          (m) Preferred Shares. Shares of the Trust's preferred stock.
          (n) Purchase Price. The sum of the contract price paid to the seller of a property by the Trust, all acquisition fees paid in the transaction, and all amounts spent or to be spent for capital improvements commenced within twelve months of the date of acquisition of a property.
     (o) REIT. A real estate investment trust, as defined in Sections 856-860 of the Internal Revenue Code.

          (p) REIT Provisions of the Internal Revenue Code. Part II, Subchapter M of Chapter 1, of the Internal Revenue Code of 1986, as now enacted or hereafter amended, or successor statutes, and regulations and rulings promulgated thereunder.
         (q) Securities. Any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise or in general any instruments commonly known as "securities" or any certificates of interest, shares or participation in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase, or acquire any of the foregoing.
        (r) Shares. The shares of the Trust's common and preferred stock.
          (s) Shareholders. As of any particular date, all holders of record of outstanding Shares at such time.
          (t) Trust Assets. The aggregate book value of all the Trust's assets.
          (u) Trustees. As of any particular time, the directors of the Trust holding office at such time.
          (v) Unimproved Real Property. Trust assets (i) that are equity interests in real property that were not acquired for the purpose of producing rental or other operating income, (ii) on which no development or construction was in process on acquisition by the Trust, and (iii) on which no development or construction was planned to commence within one year of the acquisition of the property.
          (w) Wrap-around Loan. A junior mortgage loan in an amount equal to the balance due under an existing prior mortgage loan plus an additional amount advanced by the lender holding the junior mortgage, where the existing first mortgage loan will not be retired.
     ARTICLE II
     OFFICES
  2.1 Principal Office. The principal office for the transaction of the business of the Trust is hereby fixed and located in the City and County of San Francisco, State of California.

     The Board of Trustees is hereby granted full power and authority to change said principal office from one location to another within or without said City and County.

     2.2 Other Offices. The Board of Trustees may establish branch or subordinate offices at any time at any place or places where the Trust is qualified to do business.


     ARTICLE III

     MEETINGS OF SHAREHOLDERS

   3.1 Place of Meetings. All annual and all other meetings of Shareholders shall be held at the principal office of the Trust, or at any other place within or without the State of California which may be designated by the Board of Trustees, pursuant to authority hereinafter granted to said board.
     3.2  Annual Meetings.
          (a) Time of Holding. The Annual Meetings of Shareholders shall be held on the first Tuesday in June of each year, or such other date as is fixed by the Trustees; provided, however, that should that day fall on a legal holiday, then any such Annual Meeting of Shareholders shall be held at the same time and place on the next day thereafter ensuing which is not a legal holiday. At such meetings, Trustees shall be elected, reports of the affairs of the Trust shall be considered, and any other business that is within the powers of the Shareholders may be transacted.
          (b) Notice. Written notice of each Annual Meeting shall be given to each Shareholder of record entitled to vote, either personally or by first class mail or other means of written communication, charges prepaid, addressed to such Shareholder at his address appearing on the books of the Trust or given by him to the Trust for the purpose of notice. If a Shareholder gives no address, notice shall be deemed to have been given if sent by mail or other means of written communication addressed to the place where the principal office of the Trust is situated or if published at least once in some newspaper of general circulation in the county in which said office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. All such notices shall be sent to each Shareholder entitled thereto not less than 10 days nor more than 70 days before each Annual Meeting, shall specify the place, the day, and the hour of that meeting and those matters that the Board of Trustees at the time of the notice intends to present for action by the Shareholders.
          (c) Affidavit of Notice. An affidavit of the mailing or other means, of giving any notice of any Shareholders, meeting shall be executed by the Secretary, Assistant Secretary or any transfer agent of the Trust giving the notice, and shall be filed and maintained in the minute book of the Trust.
          (d) Advance Notice of Shareholder Proposals. No proposal by any Person or Persons other than two or more members of the Board of Trustees, shall be submitted for approval of the Shareholders at any annual meeting of the Shareholders unless the Person or Persons advancing such proposal shall have given timely notice thereof to the Chairman of the Board, the President, or the Secretary of the Trust. To be timely, such notice shall be delivered or mailed by registered mail or by telegraphic or other facsimile transmission, and actually received not less than 70 days prior to the meeting or 10 days after the date on which public disclosure of the date of the meeting is first made to Shareholders, whichever is later. Such notice shall set forth as to each matter such Person or Persons propose to bring before the meeting (i) a reasonably detailed description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and the business and residence address of the Person or Persons proposing such business, (iii) the class and number of shares of capital stock of the Trust which are beneficially owned by such Person or Persons, (iv) any material interest of such Person or Persons in such business, and (v) any other information that is required to be provided by such Person or Persons pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. Notwithstanding anything in these Bylaws to the contrary, no business proposed by any Person or Persons other than two or more members of the Board of Trustees, shall be conducted at an annual meeting of Shareholders except in accordance with the procedures set forth in this subsection 3.2(d). The Chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of these Bylaws, and if he should so determine, he shall so declare at the meeting and any such business not properly brought before the meeting shall not be transacted.

     3.3  Special Meetings and Notice Thereof.

          (a) How Called. Special meetings of the Shareholders for any proper purpose whatsoever may be called at any time by two Trustees or by Shareholders holding an aggregate of not less than 25% of the outstanding Shares of the Trust ("lot Shareholder(s)"). A special meeting may be called by any 25% Shareholder(s) only upon written request delivered or mailed by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the President or the Secretary of the Trust, which request contains a reasonably detailed description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting. If a special meeting of Shareholders is called upon the request of any 25% Shareholder(s), then the Chairman of the Board shall cause Notice thereof to be promptly given to the Shareholders entitled to vote in accordance with the provisions of this Article III. Any special meeting will be held on the date and at the time designated by the Chairman of the Board or the Board of Trustees, which shall be not less than 10 nor more than 70 days after the giving of Notice thereof. If the Notice is not given within 30 days after receipt of the request, the Person or Persons requesting the meeting may give the Notice. Nothing contained in this Section 3.3 shall be construed as limiting, fixing, or affecting the time when a meeting of Shareholders called by action of two or more members of the Board of Trustees may be held or the nature of the business that may be transacted at such meeting.
        (b) Notice. Except in special cases where other express provision is made by statute, Notices of such special meetings shall be given in the same manner as for Annual Meetings of Shareholders. The Notice of any special meeting shall specify, in addition to the place, the day and the hour of such meeting, the purpose or purposes of the business to be transacted at the meeting, and no other business that is not specified in the Notice may in fact be transacted. In the case of any special meeting called at the request of any 25% Shareholder(s), the only business which may be proposed by such lot Shareholder(s) in the Notice of the meeting, or proposed by such lot Shareholder(s) to be transacted at the meeting, shall be the business specified in such 25% shareholder(s) request for a special meeting. In the case of any special meeting called at the request of any 25% Shareholder(s), however, any two Trustees may bring business before the meeting which is in addition to the business proposed by the 25% Shareholder(s), which additional business may be proposed by any two Trustees in the Notice of the meeting.
     3.4 Conduct of Meetings. The Chairman of the Board of Trustees (or such other person as may be designated by the Board of Trustees to chair any annual or special meeting of the Shareholders) (the "Chairman") shall be authorized to determine or to establish procedures governing the organization of each annual or special meeting of Shareholders, the order of business to be considered at such meetings and all matters relating to the conduct of such meetings including, without limitation, admission to the meetings and admission procedures, the persons entitled to address the meetings, time limits for speaking, question and answer periods, the permissibility or impermissibility of utilizing court reporting equipment, tape recorders, cameras or other mechanical devices, the opening and closing of the polls, and, subject to
Section 3.12, the inspection and counting of proxies and ballots. Meetings shall be conducted in a manner designed to accomplish the business of the meetings in a prompt and orderly fashion, without distraction and disruption. Roberts' Rules of Order or any other manual or parliamentary procedure shall have no applicability to the conduct of such Shareholders' meetings unless otherwise determined by the Chairman.
     3.5 Record Date for Shareholder Notice, Voting and Giving Consents. For purposes of determining the Shareholders entitled to notice of any meeting or to vote or entitled to give consent to corporation action with a meeting, the Board of Trustees may in advance fix a record date that shall not be more than 70 days nor less than 10 days before the date of any such meeting nor more than 70 days before any such action without a meeting. Except as otherwise provided in the Missouri General and Business Corporation Law, only Shareholders of record on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after the record date.
   If the Board of Trustees does not so fix a record date, only the shareholders who are shareholders of record at the close of business on the twentieth (20th) day preceding the date of the meeting shall be entitled to notice of, and to vote at, the meeting, and any adjournment of the meeting; except that, if prior to the meeting written waivers of notice of the meeting are signed and delivered to the Trust by all of the shareholders of record at the time the meeting is convened, only the shareholders who are shareholders of record at the time the meeting is convened shall be entitled to vote at the meeting, and any adjournment of the meeting.
   3.6 Adjourned Meetings and Notice Thereof. Whether or not a quorum is present, by the vote of the majority of the Shares the holders of which are either present in person or represented by proxy thereat, any annual or special Shareholders' Meeting may be adjourned successively to a specified date not longer than one hundred twenty (120) days after such adjournment, and no notice need be given of such adjournment to shareholders not present at the meeting.
     3.7 Voting at Meetings of Shareholders. Subject to the provisions of Section 351.265 of the Missouri General and Business Corporation Law, and subject to the right of the Board of Trustees to provide otherwise, only persons in whose name Shares entitled to vote are registered the stock records of the Trust on the day immediately preceding the day upon which notice of any meeting of Shareholders is given, as provided in this Article, shall be entitled to notice of and to vote at such meeting, notwithstanding any transfer of any Shares on the books of the Trust after such record date; provided, however, such record date shall not be more than seventy (70) days nor less than ten (10) days prior to such meeting.
Such vote may be via voce or by ballot; provided, however, that all elections for Trustees must be by ballot upon demand made by any Shareholder at any election and before the voting begins. Except as otherwise provided in the Organizational Documents each outstanding Share shall be entitled to one vote on each matter submitted to a vote of Shareholders.

    Every Shareholder entitled to vote at any election for Trustees shall have the right to cumulate his votes and give one candidate a number of votes equal to the number of Trustees to be elected, multiplied by the number of votes to which his Shares are entitled, or to distribute his votes on the same principle among as many candidates as he shall think fit. The candidates receiving the highest number of votes up to the number of Trustees to be elected shall be elected.
      The shareholders shall have the voting rights regarding amendment to these Bylaws as set forth in Article XI hereof.

     3.8 Quorum. The presence in person or by proxy of a majority of the Shares entitled to vote at any meeting shall constitute a quorum for the transaction of business. Except as provided in the next sentence, the affirmative vote of a majority of the Shares represented and voting at a duly held meeting at which a quorum is present shall be an act of the Shareholders, unless a vote of a greater number is required by the Articles of Incorporation, these Bylaws or by the Missouri General and Business Corporation Law. The Shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, if any action taken (other than adjournment is approved by at least a majority of the Shares required to constitute a quorum.

   3.9 Waiver of Notice or Consent of Absent Shareholders. The transactions of any annual or special meeting of Shareholders, however called and noticed, shall be as valid as though conducted at a meeting duly held after regular call and notice if a quorum is present either in person or by proxy and if, either before or after the meeting, each of the Shareholders entitled to vote but not present in person or by proxy signs a written waiver of notice of or a consent to the holding of such meeting or an approval of the minutes thereof. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.
  3.10 Action without Meeting. Except as elsewhere provided in this
Section 3.9, any action that may be taken at any annual or special meeting of Shareholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, is signed by the holders of all of the outstanding Shares.
   Any Shareholder giving a written consent, any such Shareholder's proxyholder, or any transferee of the Shares of or a personal representative of any such Shareholder or proxyholder may revoke that consent by a writing received by the Trust prior to the time that written consents of the number of Shares required to authorize the proposed action have been filed with the Secretary of the Trust but may not do so thereafter. Any such revocation shall be effective upon its receipt by the Secretary of the Trust.

     Except for elections of Trustees or officers, any form of written consent distributed to ten or more Shareholders must afford the Person whose consent is thereby solicited an opportunity to specify a choice among approval, disapproval, or abstention as to each matter or group of related matters presented.
     3.11 Proxies. Every person entitled to vote or execute consents shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the Secretary of the Trust, provided that no such proxy shall be valid after the expiration of 11 months from the date of its execution unless the person executing it specifies therein the length of time for which such proxy is to continue in force.
    A proxy shall be deemed signed if the Shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the Shareholder or the Shareholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall Continue in full force and effect unless revoked by the Person executing it before the vote pursuant to that proxy by (1) a writing delivered to the Trust stating that the proxy is revoked, (2) execution of a subsequent proxy, (3) attendance at the meeting and voting in person, or (4) transfer of the Shares represented by the proxy to a transferee who becomes a Shareholder of record prior to the record date established for the vote. Such validly executed proxy otherwise may be revoked by written notice of the death or incapacity of the maker of that proxy received by the Trust before the vote pursuant to that proxy is counted. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 351.245(4) of the Missouri General and Business Corporation Law.
     Except with respect to election of Trustees or officers, any proxy distributed to 10 or more Shareholders must afford the Person voting an opportunity to specify a choice among approval, disapproval, or abstention as to each matter or group of related matters.
     3.12 Inspectors of Election. Before any meeting of Shareholders, the Board of Trustees may appoint any Persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the Chairman of the meeting may, and on the request of any
Shareholder or a Shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall not be less than two. If inspectors are appointed at a meeting on the request of one or more Shareholders or proxies, the holders of a majority of Shares or their proxies present at the meeting shall determine the precise number of inspectors to be appointed. If any Person appointed as inspector fails to appear or fails or refuses to act, the Chairman of the meeting may, and upon the request of any Shareholder or a Shareholder's proxy shall, appoint a Person to fill that vacancy.
     These inspectors shall:
          (a) Determine the number of Shares outstanding and the voting power of each, the Shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies; (b)
          Receive votes, ballots, or consents;
          (c)  Hear and determine all challenges and questions in

any

way arising in connection with the right to vote;

          (d)  Count and tabulate all votes or consents;

          (e)  Determine when the polls shall close;

          (f)  Determine the result; and

          (g)  Do any other acts that may be proper to conduct the


election or vote with fairness to all Shareholders.








     ARTICLE IV








          TRUSTEES








    4.1 Powers. The directors of this corporation shall have fiduciary obligations to the Shareholders and shall be called "Trustees." Notwithstanding said designation, however, they will have no different or greater level of fiduciary duty and responsibility than do directors of any Missouri business corporation. Subject to limitations of the Articles of Incorporation, the Bylaws, and the Missouri General and Business Corporation Law relating to action required to be authorized or approved by the Shareholders or the outstanding Shares, and subject to the duties of Trustees as prescribed by the Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Trust shall be controlled by, the Board of Trustees. Without prejudice to those general powers, but subject to the same limitations, it is hereby expressly declared that the Trustees shall have the following powers:
          First: To conduct, manage, and control the affairs and business of the Trust and to make such rules and regulations therefor not inconsistent with law or with the Organizational Documents as they may deem best.
          Second: To select and remove all officers, agents, and employees of the Trust, to prescribe such powers and duties for them as may not be inconsistent with law or the Organizational Documents and to fix their compensation.
          Third: To change the principal office for the transaction of the business of the Trust from one location to another within the same county, as provided in Article II, Section 2.1, hereof; to fix and locate from time to time one or more subsidiary offices of the Trust within or without the State of California, as provided in
Article II, Section 2.2. hereof; to designate any place within or without the State of California for the holding of any Shareholders' meeting or meetings; to adopt, make and use a Trust seal, to prescribe the forms of certificates of stock and to alter the form of such seal and of such certificates from time to time as in their judgment they may deem appropriate, provided that such seal and such certificates shall at all times comply with the provisions of law; and to cause the Trust to be qualified to do business in California and any other state, territory, dependency, or country.
          Fourth: To authorize, from time to time, the issuance of Shares, warrants, convertible debt, and options of the Trust, upon such terms as may be lawful as dividends or in consideration of money paid, labor done or services actually rendered, debts or securities canceled, or tangible or intangible property actually received.
          Fifth: To borrow money and incur indebtedness for the purposes of the Trust and to cause to be executed and delivered therefor in the Trust's name promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt, and securities therefor; to engage in transactions commonly referred to as "interest rate swaps"; to guarantee, indemnify, or act as surety with respect to payment or performance of obligations of third parties; to enter into other obligations on behalf of the Trust; and to assign, convey, transfer, mortgage, subordinate, pledge, grant security interests in, encumber, or hypothecate the Trust Estate to secure any of the foregoing, subject to the restriction set forth in section 8.2(d). The Trustees shall review the Trust's borrowing policy at least quarterly.
          Sixth: By resolution adopted by a majority of the authorized number of Trustees, to designate one or more committees, including an Executive committee, each consisting of two or more Trustees to serve at the pleasure of the Board. The Board may designate one or more Trustees as alternate members of any committee, who may replace any absent member at any meeting of the committee. A majority of the Executive Committee shall be at all times Independent Trustees; provided, however, that upon a failure to comply with this requirement because of death, resignation, or removal of a Trustee, this requirement shall not be applicable for a period of 60 days. Any such committee shall have all the authority of the Board to the extent provided in the resolution of the Board or in the Bylaws, subject to the limitations contained or in the Missouri General and Business corporation Law.
          Seventh: To declare dividends at such times and in such amounts as the condition of Trust affairs may warrant.
          Eighth: To purchase and pay for insurance contracts and policies insuring the Trust's assets against any and all risks and insuring the Trust and/or any or all the Trustees, the Shareholders, officers, employees, agents, investment advisors, and independent contractors of the Trust against any and all claims and liabilities of every nature asserted by any Person arising by reason of any action alleged to have been taken or omitted by the Trust or by any such Person as Trustee, Shareholder, officer, employee, agent, investment advisor, or independent contractor, whether or not the Trust would have the power to indemnify such Person against such liability.
       Ninth: To enter into joint ventures, general or limited partnerships, and other lawful combinations or associations with independent third parties, with the Advisor or its Affiliates, with a trust, corporation, partnership, or other entity controlled, advised, or managed by the Advisor, or with a combination of such Persons, subject to the restrictions set forth in Section 8.3(j).

          Tenth: To sell, lease, convey, exchange, transfer or otherwise dispose of any of the Trust's properties and assets in the ordinary course of its business without Shareholder approval.
          Eleventh: To restructure the Trust's activities in any manner they deem appropriate without the consent of Shareholders if they in their reasonable discretion deem that restructuring necessary to avoid having the Trust's assets treated as "plan assets" under the Employee Retirement Income Security Act of 1974 (ERISA).
          Twelfth: Generally, to exercise all the powers and to perform all of the acts and duties pertaining to their office that from time to time may be permitted by law.
 The Trustees in their capacity as Trustees shall not be required to devote their entire time to the business and affairs of the Trust.

      4.2 Number and Qualification of Trustees. The number of Trustees may be increased or decreased by the Trustees or Shareholders, but shall be not less than three (3) nor more than seven (7) until changed by an amendment to the Articles of Incorporation or to this Bylaw. The number of initial Trustees shall be three. The Secretary of State of the State of Missouri shall be notified within thirty (30) days of any change in the authorized number of Trustees.
4.3 Election and Term of Office. The Trustees shall be elected at each Annual Meeting of Shareholders. However, if any such Annual Meeting is not held or if the Trustees are not elected thereat, the Shareholders may elect the Trustees at any special meeting held for that purpose. All Trustees shall hold office until the first annual meeting of the Shareholders or until their respective successors are elected.
    4.4 Nomination of Trustees. Nominations for the election of Trustees may be made by the Board of Trustees or by any Shareholder entitled to vote in the election of Trustees generally; provided, however, any Shareholder entitled to vote in the election of Trustees generally may nominate one or more persons for election as
Trustees at a       meeting only if written notice of such
Shareholder's intent
to make
such nomination or nominations has been given, by personal delivery, by registered mail or by telegraphic or other facsimile transmission, and actually received by the Secretary of the Trust not less than seventy (70) days in advance of such meeting or the close of business of the tenth (10th) day following the date on which public disclosure of the date of the meeting is first made to Shareholders, whichever is later. Each such notice shall set forth:
(a) the name and address of the Shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the Shareholder is a holder of record of stock of the Trust entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the Shareholder and each nominees and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Shareholder; (d) such other information regarding each nominee proposed by such Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities Exchange Act of 1934, as amended, had the nominee been nominated, or intended to be nominated, by the Board of Trustees; and (e) the consent of each nominee to serve as a Trustee if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.
     4.5 Vacancies. Vacancies in the Board of Trustees may be filled by a majority of the remaining Trustees (even if less than a quorum) or by a sole remaining Trustee, except that a vacancy created by the removal of a Trustee by the vote or written consent of the Shareholders or by court order may be filled only by the vote of a majority of the Shares entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of holders of a majority of the outstanding Shares entitled to vote. Each Trustee so elected shall hold office until his successor is elected at an Annual or a special meeting of the Shareholders.
A vacancy or vacancies in the Board of Trustees shall be deemed to exist in case of the death, resignation, or removal of any Trustee, if the authorized number of Trustees is increased, or if the Shareholders fail to elect the authorized number of Trustees to be voted for at any meeting at which any Trustee or Trustees are elected.
   Any Trustee may resign effective on giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Trustees. The Shareholders may elect a Trustee or Trustees at any time to fill any vacancy or vacancies not filled by the Trustees.
     If the Board of Trustees accepts the resignation of a Trustee tendered to take effect at a future time, the Board or the Shareholders shall have the power to elect a successor to take office when the resignation is to become effective.
     Notwithstanding any of the above, any remaining Independent Trustees shall nominate replacements for vacancies amongst the Independent Trustee positions.
   No reduction in the authorized number of Trustees shall have the effect of removing any Trustee prior to the expiration of his term of office.

     If the number of vacancies occurring during a year is sufficiently large that a majority of the Trustees in office has not been elected by the Shareholders, the holders of 5% or more of the outstanding Shares entitled to vote may call a special meeting of Shareholders to elect the entire Board of Trustees.

   4.6 Place of Meeting. Regular meetings of the Board of Trustees shall be held at any place within or without the State of California which has been designated from time to time by the Chairman of the Board or by written consent of all members of the Board. In the absence of such designation, regular meetings shall be held at the principal office of the Trust. Special meetings of the Board may be held either at a place so designated or at the principal office. Special meetings of any committee established hereunder shall be held at any place designated by the Chairman of the committee or all members of the committee or at the principal office. Members of the Board and any such committee may participate in a meeting through use of conference telephone or similar communication equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting by means of the above described procedure shall constitute presence in person at such meeting.
  4. Organization Meeting. Unless the Board of Trustees decides otherwise, it shall hold a regular meeting for the purpose of election of officers and the transaction of other business immediately following each Annual Meeting of Shareholders. Notice of that meeting is hereby dispensed with.

     4.8 Special Meetings. Special meetings of the Board of Trustees for any purpose or purposes may be called at any time by the Chairman of the Board, the President, or any two Trustees. Special meetings of any committee established hereunder may be called by the Chairman of the Board or any two members of that committee.
     Written notice of the time and place of special meetings of the Board of Trustees, or any committee established hereunder, shall be delivered personally to the Trustees or committee members or sent to each Trustee or committee member by mail or by other form of written communication, charges prepaid, addressed to him at his address as it appears upon the records of the Trust or, if that address is not so shown or is not readily ascertainable, at the place in which the meetings of Trustees are regularly held. If that notice is mailed, it shall be deposited in the United States mail in the location of the Trust's principal office at least 4 days before the meeting. If that notice is delivered personally or telegraphed, it shall be so delivered or deposited with the telegraph company at least 48 hours before the meeting in the case of a meeting of the Board of Trustees, or at least 24 hours before the meeting in the case of a committee meeting. In addition to the written notice pursuant to this paragraph, notice of meetings of committees established hereunder may also be given orally by the Chairman of the Board or President, either personally or by telephone, at least 24 hours before the meeting. Any such mailing, telegraphing, delivery, or oral communication shall be due, legal, and personal notice to such Trustee.
     4.9 Adjournment. Irrespective of whether they constitute a quorum, a majority of the Trustees present may adjourn any Trustees meeting to another time and place.
     4.10 Notice of Adjournment. If a meeting is adjourned for more than 24 hours, before the time of the adjourned meeting notice thereof shall be given to the Trustees who were not present at the time of adjournment.

   4.11 Entry of Notice. Whenever any Trustee has been absent from any special meeting of the Board of Trustees, an entry in the minutes to the effect that notice has been duly given shall be conclusive and incontrovertible evidence that due notice of that special meeting was given to such Trustee as required by law and the Bylaws of the Trust.

     4.12 Waiver of Notice. The transactions of any meeting of the Board of Trustees, however called and noticed and wherever held, shall be as valid as though conducted at a meeting duly held after regular call and notice if a quorum is present and if either before or after the meeting each of the Trustees not present signs a written waiver of notice of or consent to holding the meeting or an approval of the minutes thereof. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.
    4.13 Quorum. Except to adjourn as hereinabove provided, a majority of the authorized number of Trustees or number of members of any committee established hereunder, as the case may be, shall be necessary to constitute a quorum for the transaction of business. Every act or decision of a majority of the Trustees or committee members at a meeting duly held at which a quorum is present shall be regarded as an act of the Board of Trustees unless a greater number is required by law or by the any of the Organizational Documents. However, a meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Trustees or committee members, provided that unless otherwise expressly permitted by these Bylaws, any action taken under those circumstances must be approved by at least a majority of the required quorum for such meeting.

     4.14 Fees and Compensation. The Trustees shall be entitled to receive such reasonable compensation for their services as Trustees may fix or determine from time to time; provided, however, that Trustees and officers of the Trust who are affiliated with the Advisory Company shall not receive compensation from the Trust for their services as Trustees or officers of the Trust, although such Trustees shall be entitled to reimbursement for expenses incurred in connection with their service as Trustees or officers of the Trust. The Trustees shall also be entitled to receive remuneration either directly or indirectly for services rendered to the Trust in any other capacity. Such services may include, without limitation, services as an officer of the Trust, legal, accounting, or other professional services, or services as a broker, transfer agent, or underwriter, whether performed by a Trustee or any person affiliated with a Trustee.
     4.15 Action without Meeting. Any action required or permitted to be taken by the Board of Trustees under the Missouri General and Business Corporation Law may be taken without a meeting if all members of the Board individually or collectively consent in writing to such action. Any such consent or consents shall be filed with the minutes of the meetings of the Board. Any certificate or other document filed under the provision of the Missouri General and Business Corporation Law relating to an action so taken shall state that the action was taken by unanimous written consent of the Board of Trustees without a meeting and that the Bylaws authorized the Trustees to so do.
     4.16 Independent Trustees. Except during the 60 days following the departure of an Independent Trustee, a majority of the Trustees and a majority of the members of any Trust committee will at all times be Independent Trustees. Successor Independent Trustees will be nominated by any remaining Independent Trustees. Notwithstanding any other provision of these Bylaws, the Independent Trustees, in addition to their other duties, to the extent that they may legally do so, shall:
        (a) Monitor the relationship of the Trust with the Advisor.
In this regard, the Independent Trustees as a group, in addition to all Trustees as a group, will monitor the Advisor's performance of the Advisory Agreement and will determine at least annually that the Advisor's compensation under the Advisory Agreement is reasonable in relation to the nature and quality of services performed. Such determination will be based on (i) the size of the advisory fee in relationship to the size, composition, and profitability of the invested assets, (ii) advisory fees paid to other advisors by other real estate investment trusts and to advisors performing similar services by investors other than real estate investment trusts, (iii) other compensation paid to the Advisor and its Affiliates by the Trust, and (iv) all other factors such Independent Trustees may deem relevant. The Independent Trustees will also monitor the Advisor's resolution of any conflicts of interest in the presentation of investment opportunities to the Trust and any other public entity sponsored by the Advisor.
          (b) Review at least annually the Trust's investment policies to determine that they remain in the best interests of the Shareholders.
          (c)  Take reasonable steps to ensure that the Annual
          Report is
sent to Shareholders and that the Annual Meeting is conducted pursuant to Article III.
        (d) Monitor the relationship of the Trust with its independent accountants.
         (e) Approve the selection of qualified independent appraisers to determine the fair market value of property prior to acquisition.
          (f) Determine the adequacy of any noncash consideration given upon the exercise of any options or warrants.
          (g) Determine at least annually that the total fees and expenses of the Trust are reasonable in light of its net assets, net income, and investment experience of the Trust and the fees and expenses of comparable Advisors in real estate. In this regard, the Independent Trustees will have the fiduciary responsibility of limiting Operating Expenses to amounts that do not exceed the limitation set forth in Section 7.4, unless they conclude that a higher level of expenses is justified based on unusual nonrecurring factors or other factors they deem sufficient.
        (h) Determine that any borrowing in excess of the limitation as set forth in Section 8.2(d) is appropriate.

   The vote or consent of a majority of the Independent Trustees qualified to act and present at any meeting of the Trustees or committee at which a quorum of Trustees or committee members is present will constitute the action of the Independent Trustees.
All required determinations and the bases therefor, if required to be stated, will be reflected in the minutes.
     4.17 Removal of Trustee for Cause. The Board of Trustees may declare vacant the office of a Trustee who has been declared of unsound mind by an order of court, or who has pled guilty or nolo contendere to or been convicted of a felony involving moral turpitude.
     4.18 Removal of Trustee without Cause. Any or all Trustees may be removed without cause if their removal is approved by the affirmative vote of a majority of the outstanding Shares entitled to vote, subject to the following restrictions and those restrictions contained in Section 351.315(2) of the Missouri General and Business Corporation Law. No Trustee may be removed (unless the entire Board is removed) if the votes cast against the individuals removal, or not consenting in writing to such removal, would be sufficient to elect such Trustee if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all Shares entitled to vote were voted) and the entire number of Trustees authorized at the time of the Trustee's most recent election were being elected. Any reduction of the authorized number of Trustees shall not operate to remove any Trustee prior to the expiration of such Trustee's term of office.
     4.19 Visitors. No person other than a Trustee may attend any meeting of the Board of Trustees without the consent of the majority of the Trustees present; provided, however, that a representative of legal counsel for the Trust and a representative of the independent certified public accountant for the Trust may attend any such meeting upon the invitation of any Trustee.
     ARTICLE V
     OFFICERS
     5.1 Officers. The officers of the Trust shall be a Chairman of the Board, a Chief Executive Officer, a President, a Secretary, a Chief Financial Officer, a Treasurer, and such other officials with such titles and duties as may be appointed in accordance with the provisions of Section 5.3 hereof. Any number of offices may be held by the same person.
     5.2 Election. The officers of the Trust, except such officers as may be appointed in accordance with the provisions of
Section 5.3 or Section 5.5 hereof, shall be chosen annually by the Board of Trustees, and each shall hold his office until he resigns, is removed, is otherwise disqualified to serve, or his successor is elected and qualified.
   5.3 Subordinate Officers. The Board of Trustees may appoint such other officers as the Trust's business requires, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Trustees may from time to time determine.
     5.4 Removal and Resignation. A majority of Trustees may remove any officer with or without cause at any regular or special meeting of the Board.
   Any officer may resign at any time by giving written notice to the Trust's Board of Trustees, Chairman, President or Secretary. Any such resignation shall take effect at the date of the receipt of such notice or any later time specified therein. Unless otherwise specified therein, the acceptance of such a resignation shall not be necessary to make it effective.

     5.5 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to such office.

     5.6 Chairman of the Board. The Chairman of the Board, if present, shall preside at all meetings of the Board of Trustees and Shareholders and exercise and perform all such other powers and duties as may from time to time be assigned to him by the Board of Trustees or prescribed by the Bylaws. He shall be an ex-officio member of all standing committees.

5.7 Chief Executive Officer. Subject to the Board of Trustees and the supervisory powers of the Chairman of the Board, the Chief Executive Officer shall have general supervision, direction and control of the business and management of the Trust. He shall preside at meetings of the Shareholders or at meetings of the Board of Trustees if the Chairman is absent.

     5.8 President. The President shall have such powers and shall perform such duties as prescribed for him respectively by the Board of Trustees and the Chief Executive Officer. In the absence or disability of the Chief Executive officer, the President shall perform all the duties of the Chief Executive officer and, when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officers.
     5.9 Vice Presidents. In the absence or disability of the President and the Chief Executive Officer, the Vice Presidents in order of their rank as fixed by the Board of Trustees or, if not ranked, the Vice President designed by the Board of Trustees or the Chief Executive Officer, shall perform all the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall have such other powers and shall perform such other duties as from time to time may be prescribed for them respectively by the Board of Trustees, the ChiefExecutive Officer or the Bylaws.
   5.10 Secretary. The Secretary shall keep a book of minutes at the Trust's principal place of business or at such other place of business as the Trustees may order. These minutes shall record the proceedings of Trustee and Shareholder meetings and shall set forth the following items with respect to each such meeting: its time and place; its quality as regular or special; the manner of notice given; for Trustee meetings, the names of those present; for Shareholder meetings, the number of Shares present or represented; and, for special meetings, the manner in which authorized.
   The Secretary shall keep a Share register or duplicate thereof at the Trust's principal office or at the office of the Trust's transfer agent. This register shall set forth the names of the Shareholders and their addresses, the number and classes of Shares held by each (whether in certificate or "unissued certificate" form), the number and the date of certificates issued for the same, if any, and the name and date of cancellation of every certificate surrendered for cancellation.

     The Secretary shall give notice of all the meetings of the Shareholders and of the Board of Trustees required by the Bylaws or by law, shall keep the seal of the Trust in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Trustees or the Bylaws.

   5.11 Assistant Secretaries. In the absence or disability of the Secretary, the Assistant Secretaries in order of their rank as fixed by the Board of Trustees or, if not ranked, the Assistant Secretary designated by the Board of Trustees, shall perform all the duties of the Secretary and, when so acting, shall have all the powers of and be subject to, all the restrictions upon the Secretary. The Assistant Secretaries shall have such other powers and shall perform such other duties as from time to time may be prescribed for them respectively by the Board of Trustees or the Bylaws.

   5.12 Chief Financial Officer. The Chief Financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Trust, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus, and Shares.

  The Chief Financial officer shall deposit all moneys and other valuables in the name and to the credit of the Trust with such depositories as may be designated by the Board of Trustees. He shall be responsible for the proper disbursement of the Trust's funds as may be ordered by the Board of Trustees and shall render to the Chairman, Chief Executive Officer or Trustees, whenever they request it, an account of all of his transactions as Chief Financial Officer and the financial condition of the Trust. The Chief Financial Officer shall prepare a proper annual budget of income and expenses for each calendar year, revised quarterly, for approval of or revision by the Board of Trustees, and shall be responsible for the handling of finances in connection therewith. He shall have such other powers and shall perform such other duties as may be prescribed by the Board of Trustees. He shall see that all officers signing checks and all officers and employees handling cash are, if required by the Board of Trustees, bonded in such amounts as may be fixed from time to time by the Board of Trustees.
     5.13 Treasurer. The Treasurer shall have the powers and shall perform such duties as prescribed for him respectively by the Board of Trustees and the Chief Financial Officer. In the absence of or disability of the Chief Financial officer, the Treasurer shall perform all the duties of the Chief Financial Officer and, when so acting, shall have the powers of and be subject to all the restrictions upon the Chief Financial Officer.
  5.14 Assistant Treasurers. In the absence of or disability of the Chief Financial Officer and the Treasurer, the Assistant Treasurers in order of their rank as fixed by the Board of Trustees or, if not ranked, the Assistant Treasurer designated by the Board of Trustees or by the Chief Financial Officer, shall perform all the duties of the Treasurer and, when so acting, shall have the powers of and be subject to all the restrictions upon the Treasurer. The Assistant Treasurers shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Trustees, the Chief Financial Officer or the Bylaws.
     ARTICLE VI
     SHARES OF STOCK
     6.1 Registered Ownership, Share Certificates and Shares in "Uncertificated" Form. Shares shall be certificated and transferred in accordance with these Bylaws, but need not be certificated unless the Shareholder elects to have Share certificates issued to him. The Persons in whose names certificates or Shares in "uncertificated" form are registered on the records of the Trust shall be deemed the absolute owners of the Shares represented thereby for all purposes of the Trust. However, nothing herein shall preclude the Trustees or officers or their agents and representatives from inquiring as to the actual ownership of Shares. Until a transfer is duly effected on the records of the Trust, the Trustees shall not be affected by any notice of such transfer, either actual or constructive. The receipt by the Person in whose name any Shares are registered on Trust records by his duly authorized agent or, if such Shares are so registered in the names of more than one Person, the receipt of any one of those Persons or duly authorized agent thereof shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of those Shares and from all liability to see the application thereof. The certificates of Shares shall be in such form consistent with the Articles of Incorporation and the laws of the State of Missouri as shall be approved by the Board of Trustees. All such certificates shall be signed by the Chairman of the Board, the President, or a Vice President and by the Treasurer, an Assistant Financial Officer, the Secretary, or any Assistant Secretary, certifying the number of Shares and the class or series of Shares owned by the Shareholder. Any or all of the signatures on the certificate may be facsimile.
    6.2 Transfer of Shares. Subject to the provisions of law and of
Sections 6.3, 6.4, and 6.5 hereof, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his duly authorized agent. Such transfers will only be made upon delivery to the Trustees or a transfer agent of (i) the certificate or certificates therefor (unless held in "uncertificated" form, in which case an executed stock power duly guaranteed must be delivered), properly endorsed or accompanied by duly executed instruments of transfer, and (ii) all necessary documentary stamps together with such evidence of the genuineness of each endorsement, execution, or authorization and of other matters as the Trustees or such transfer agent may reasonably require. Upon such delivery, the transfer shall be recorded in the records of the Trust, and, if requested, a new certificate for the Shares so transferred shall be issued to the transferee. In case of a transfer of only a part of the Shares represented by any certificate or account, a new certificate or statement of account for the balance shall be issued to the transferor. Any Person becoming entitled to any Shares in consequence of the death of a Shareholder or otherwise by operation of law shall be recorded as the holder of such Shares and, if requested, shall receive a new certificate therefor upon delivery to the Trustees or a transfer agent of (i) instruments and other evidence required by the Trustees or the transfer agent to demonstrate such entitlement,
(ii) the existing certificate (or appropriate instrument of transfer if held in "uncertificated" form) for such Shares, and
(iii) necessary releases and authorizations from applicable governmental authorities.
Nothing in these Bylaws shall impose upon the Trustees or a transfer agent a duty to, or limit their rights to, inquire into adverse claims.
     6.3 Shareholders' Disclosures: Redemption of Shares. The Shareholders shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of the Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code and the regulations thereunder as the same shall be from time to time amended, or to comply with the requirements of any other taxing authority. If the Trustees shall at any time and in good faith be of the opinion that direct or indirect ownership of Shares of the Trust has or may become concentrated to an extent that the Trust is disqualified as or is in danger of being disqualified as a REIT under the REIT Provisions of the Internal Revenue Code, the Trustees shall have the power by lot or other means deemed equitable by them to prevent the transfer of and/or call for redemption a number of such Shares sufficient in the opinion of the Trustees to remove that danger of disqualification or to maintain or bring the direct or indirect ownership of Shares of the Trust into conformity with the requirements for such a REIT. The redemption price shall be (i) the last reported sale price of the Shares on the last business day prior to the redemption date on the principal national securities exchange on which the Shares are listed or admitted to trading, or
(ii) if the Shares are not so listed or admitted to trading, the average of the highest bid and lowest asked prices on such last business day as reported by the NASDAQ, National Quotation Bureau Incorporated or a similar organization selected by the Trust for such purpose, or (iii) if not determined as aforesaid, as determined in good faith by the Trustees. From and after the date fixed for redemption by the Trustees, the holder of any Shares so called for redemption shall cease to be entitled to dividends, distributions, voting rights and other benefits with respect to such Shares, excepting only to the right to payment of the redemption price fixed as aforesaid. For the purpose of this Section 6.3, the term "individual" shall be construed as provided in Section 542(a)(2) of the Internal Revenue Code or any successor provisions and "ownership" of Shares shall be determined as provided in Section 544 of the Internal Revenue Code or any successor provision.
  If the total Shares held by any Shareholder is less than 100, the Trust may at its election redeem those Shares at a redemption price determined under the principles set forth in the preceding paragraph of this Section 6.3.
     6.4 Right to Refuse to Transfer Shares. Whenever it is deemed by then to be reasonably necessary to protect the tax status of the Trust, the Trustees may require a statement or affidavit from each Shareholder or transferee in a proposed transfer of Shares or warrants or similar rights to purchase Shares, including without limitation (i) any proposed exercise of warrants or similar rights to purchase Shares, and (ii) any proposed conversion of a convertible Security into Shares setting forth the number of Shares (and warrants, rights or options to purchase Shares) already owned by him and any related Person specified in the form prescribed by the Trustees for that purpose. If, in the opinion of the Trustees, which shall be conclusive upon any proposed transferor or proposed transferee of Shares or Warrants, any such proposed transfer or exercise would jeopardize the status of the Trust as a REIT under the Internal Revenue Code as now enacted or as hereafter amended, or place the Trust in jeopardy of having its assets treated as "plan assets" under ERISA, the Trustees may refuse to permit such transfer or exercise. Any attempted transfer or exercise as to which the trustees have refused their permission shall be void and of no effect to transfer any legal or beneficial interest in the Shares or Warrants. All contracts for the sale or other transfer or exercise of Shares or Warrants shall be subject to this provision.
     6.5  Limitation on Acquisition of Shares.
          (a) Subject to the provisions of Section 6.5(b), no person may own in excess of 9.8% of the total outstanding Shares, and no Shares shall be transferred (or issued, for example, upon the exercise of Warrants) to any person if, following such transfer, such person's direct or indirect ownership of Shares would exceed this limit. For the purpose of this Section 6.5, ownership of Shares shall be computed in accordance with Internal Revenue Code Sections 542(a) and 544.
          (b) If Shares are purportedly acquired by any person in violation of this Section 6.5, such acquisition shall be valid only to the extent it does not result in a violation of this Section 6.5, and such acquisition shall be null and void with respect to the excess ("Excess Shares"), Excess Shares shall be deemed to have been acquired and to be held on behalf of the Trust, and, as the equivalent of Treasury Shares for such purpose, shall not be considered to be outstanding for quorum or voting purposes, and shall not be entitled to receive dividends, interest, or any other distribution.
          (c) This Section 6.5 shall apply to the acquisition of Shares only after conclusion of the Trust's initial public offering of its Shares and by means other than through the Trust's Dividend Reinvestment Plan and a Shareholder will not be required to dispose of Excess Shares acquired prior to the conclusion of that offering. So long as any person so holds more than 9.8% of the outstanding Shares, a lower percentage limit may be established by the Trustees to the extent necessary to assure, to the extent possible, that no five persons own more than 50% of the outstanding Shares.
          (d) The Trust shall, if deemed necessary or desirable to implement the provisions of this Section 6.5, include on the face or back of each Share or Warrant certificate issued by the Trust an appropriate legend referring the holder of such certificate to the restrictions contained in this Section 6.5 and stating that the complete text of this Section 6.5 is on file with the Secretary of the Trust at the Trust's offices.
          (e) Nothing herein contained shall limit the ability of the Trustees to impose, or to seek judicial or other imposition of, additional restrictions if deemed necessary or advisable to protect the Trust and the interests of its Shareholders by preservation of the Trust's status as a qualified real estate investment trust under the Internal Revenue Code.
         (f) If any provision of this Section 6.5 or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issue, the validity of the remaining provisions shall not be affected and the other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.
          (g)  For purposes of this Section 6.5,
               (1) "Person" includes an individual, corporation, partnership, association, joint stock company, trust, unincorporated association or other entity, but shall not include a stock bonus, domestic pension or profit sharing trust.
               (2) "Shares" means the Shares of the Trust as defined in these Bylaws, and includes any debt securities of the Trust that are convertible into Shares.
   6.6 Lost or Destroyed Certificates. The holder of any Shares shall immediately notify the Trust of any loss or destruction of the certificate therefor, and the Trust may issue a new certificate in the place of any certificate theretofore issued by it alleged to have been lost or destroyed, upon approval of the Board of Trustees. As a condition to authorizing the issue of such new certificate, the Board may in its discretion require the owner of the lost or destroyed certificate or hid legal representative to make proof satisfactory to the Board of Trustees of the loss or destruction thereof and to give the Trust a bond or other security, in such amount and with such surety or sureties as the
Board of Trustees may determine, as indemnity against any claim that may be made against the Trust on account of any such certificate so alleged to have been lost or destroyed.
    6.7 Dividend Record Date and Closing Stock Books. The Board of
Trustees may fix a date in the future as a record date for the determination of the Shareholders entitled to receive any dividend or distribution or any allotment of rights or to exercise rights with respect to any change, conversion, or exchange of Shares. The record date so fixed shall not be more than seventy (70) days nor less than ten (10) days prior to the date of such event for the purposes of which it is fixed. When a record date is so fixed, only Shareholders of record on that day shall be entitled to receive the dividend, distribution, or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after the record date.

     ARTICLE VII
     EMPLOYMENT OF ADVISOR AND
     LIMITATION ON OPERATING EXPENSES

   7.1 Employment of Advisor. The Trustees are responsible for the general policies of the Trust and for such general supervision of the Trust's business conducted by all its officers, agents, employees, advisors, managers, or independent contractors as may be necessary to insure that its business conforms to the provisions of these Bylaws. The Trustees will also exercise ultimate control over the acquisition and disposition of the Trust's assets. However, the Trustees shall not be required to conduct all the Trust's business personally, and, consistent with their ultimate responsibility as stated above, they shall have the power to appoint, employ, or contract with any Person (including one or more of themselves or any corporation, partnership, or trust in which one or more of them may be directors, officers, stockholders, partners, or trustees) as they may deem necessary or proper for the transaction of the Trust's business.
The Trustees may therefor employ or contract with such Person (herein referred to as the "Advisor"), and they may grant or delegate such authority to the Advisor as they may in their sole discretion deem necessary or desirable without regard to whether that authority is normally granted or delegated by Trustees.

     The Trustees (subject to the provisions of Sections 7.2 and 7.4) shall have the power to determine the terms of any arrangement with and the compensation of the Advisor or any other Person whom they may employ or with whom they may contract; provided, however, that any determination to employ or contract with any Trustee or any Person of which a Trustee is an Affiliate shall be valid only if made, approved, or ratified by the Independent Trustees. The Trustees may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Trust, to act as agent for the Trust, to execute documents on behalf of the Trust, and to make executive decisions that conform to general policies and general principles previously established by the Trustees. If the Trustees select any successor Advisor, they shall determine that successor Advisor possesses sufficient qualifications (a) to perform the advisory function for the Trust and (b) to justify the compensation provided for in its contract with the Trust.

     7.2 Term. The Trustees shall not enter into any Advisory Agreement with the Advisor unless that contract has a term of no more than one (1) year and provides for annual renewal or extension thereafter, subject to approval by the Trustees and the Shareholders of the Trust. The Trustees shall not enter into an Advisory Agreement with any Person of which a Trustee is an Affiliate unless that contract provides for renewal or extension thereof by the Independent Trustees. The Advisory Agreement may be terminated without penalty by the Advisor upon 120 days' written notice, or by the Trust without cause or penalty by action of the Trustees, the Independent Trustees, or a majority of the Shareholders of the Trust upon sixty (60) days' written notice, in a manner to be set forth in the Advisory Agreement with the Advisor. The Advisory Agreement shall also require the Advisor to cooperate with the Trust to provide an orderly management transition after any termination.

     7.3 Other Activities of Advisor. The Advisor shall not be required to administer the investment activities of the Trust as its sole and exclusive function. Rather, it may have other business interests and may engage in other activities similar or in addition to those relating to the Trust, including the rendering of services and advice to other Persons (including other real estate investment trusts) and the management of other investments (including investments of the Advisor and its Affiliates). The Trustees may request the Advisor to engage in other activities which complement the Trust's investments, and the Advisor may receive compensation or commissions therefor from the Trust or other Persons.
     The Advisor shall be required to use its best efforts to present a continuing and suitable investment program to the Trust that is consistent with the investment policies and objectives of the Trust. Neither the Advisor nor any Affiliate of the Advisor (subject to any applicable provision of Sections 9.11 and 9.12) shall be obligated to present any particular investment opportunity to the Trust even if such opportunity is of a character which, if presented to the Trust, could be taken by the Trust, and, subject to the foregoing, shall be protected in taking for its own account or recommending to others such particular investment opportunity. The Advisor must, however, inform the Trust of any investment opportunities that are within the Trust's investment policies but which the Advisor intends to offer first to another public entity sponsored by the
Advisor.
     The Advisor, its Affiliates, and any trust, corporation, partnership, or other entity controlled, advised, or managed by the Advisor, or a combination thereof, may enter into (i) joint ventures, partnerships or other lawful combinations or associations with the Trust in connection with the acquisition and ownership of real property investments and (ii) a reorganization with the Trust; provided, that the Trust and that entity or those entities together have a controlling interest in such joint venture, partnership, combination or association; and provided, further, that the terms and conditions of any such joint venture, partnership, combination or association must be approved by the Independent Trustees. Subject to the foregoing conditions, the Trust may contribute its real property or other assets from or to Affiliates or nonAffiliates in the event the Trust determines to enter into a joint venture or reorganization with such entities.
     The Advisor, its Affiliates, and any trust, corporation, partnership, or other entity controlled, advised, or managed by the Advisor, or a combination thereof, may loan money to the Trust or borrow money from the Trust and any such loans to the Trust may be secured by the Trust's assets, provided, that the terms and conditions of any such loans or borrowings must be approved by the Independent Trustees.
     Upon request of any Trustee, the Advisor and any Person who controls, is controlled by, or is under common control with the Advisor, shall promptly furnish the Trustees with information on a confidential basis as to any investments within the Trust's investment policies that have been made by the Advisor or such other Person for its own account.
    7.4 Limitation on Operating Expenses. Except under unusual circumstances, the Operating Expenses of the Trust for any fiscal year shall not exceed the greater of (a) 2% of the Trust Assets for that year or (b) 25% of the net income of the Trust, without adjustment for depreciation or amortization. The Advisory Agreement shall specifically provide that in any year the Trust's Operating Expenses exceed that limit and a majority of the Independent Trustees do not find this increase justified, the Advisor may be required at its option either to refund the excess to the Trust or to have its fees reduced by that amount during the next fiscal year.
     ARTICLE VIII
     INVESTMENT POLICY
   8.1 General Statement of Policy. The general purpose of the Trust is to seek income that qualifies under the REIT Provisions of the Internal Revenue Code. At such time as it is in the best interest of the Shareholders to do so, the Trustees intend to make investments in such a manner as to comply with the requirements of the REIT Provisions of the Internal Revenue Code with respect to the composition of the Trust's investments and the derivation of its income; provided, however, that no Trustee, officer, employee, agent, investment advisor, or independent contractor of the Trust shall be liable for any act or omission resulting in the loss of tax benefits under the Internal Revenue Code, except for that arising from conduct determined to be deliberately fraudulent, a knowing violation of law or willful misconduct; and provided, further, that during the period of time that the Trust's portfolio of equity investments is being developed, the Trust's Assets may be invested in investments that generate income that does not qualify under the REIT Provisions of the Internal Revenue Code.
     8.2  Restrictions.  The Trust shall not:
          (a)  invest in commodities or commodity futures
contracts, provided, however, that the Trust may make such investments if it does so solely for hedging purposes.
          (b) invest more than 10% of its total assets in Unimproved Real Property or mortgage loans on Unimproved Real Property;
       (c) invest more than 1% of its assets in real estate contracts of sale unless such real estate contracts of sale are recordable in the chain of title;
          (d) incur indebtedness such that the Trust's aggregate secured and unsecured borrowings exceed 300% of the Net Asset
Value of the Trust in the absence of a showing that a higher level of borrowing is appropriate and an approval by the Independent Trustees of the borrowing in excess of that level;
          (e)  invest in junior mortgage loans unless, by
appraisal or other       method that the Independent Trustees
determine, (i)
the
capital
invested in such mortgage loan is adequately secured on the basis of the equity of the borrower in the property underlying such investment and the ability of the borrower to repay the mortgage loan, or (ii) such mortgage loan is a financing device entered into by the Trust to establish the priority of its capital investment over the capital invested by others investing with the Trust in a real estate project. The Trustees shall determine that any such junior mortgage loan is not and may not be made subordinate to a mortgage held by the Advisor, an affiliate of the Advisor, or a Trustee of the Trust.
(f) other than issuance to investors in connection with a public offering of the Trust's Shares, issue options or warrants to purchase Shares at exercise prices less than their fair market value or for a noncash consideration that in the judgment of the Independent Trustees has a market value less than the value of the Shares on the date of grant of the options or warrants.
          (g)  issue "redeemable securities" as defined in
Section 2(a)(32) of the Investment Company Act of 1940;
          (h) purchase any property if the total real estate commissions paid by any Person with respect to the transaction exceeds 6% of the Purchase Price;
        (I) make investments in the form of joint ventures, partnerships or other entities unless the Trust alone or the Trust together with the Advisor, its Affiliates, or trusts, corporations, partnerships or other entities controlled, advised, or managed by the Advisor cumulatively have a controlling interest in any such entity; or

          (j) issue debt Securities to the public unless the historical or substantiated future cash flow of the Trust, excluding extraordinary items, is sufficient to cover the interest on those Securities.

     Notwithstanding provisions to the contrary, the foregoing limitations shall not limit the manner in which any required investment by the Advisor or its Affiliates in the Trust is made, preclude the Trust from structuring an investment in real property to minimize Shareholder liability and facilitate the investment policies of the Trust under Article VIII hereof, or prohibit the Trust from entering into any plan of reorganization with any of its Affiliates.

     ARTICLE IX

     LIABILITY OF TRUSTEES
     SHAREHOLDERS AND OFFICERS AND OTHER MATTERS

     9.1 Exculpation of Trustees, Officers and Others. The Trustees are required to perform their duties with respect to the Trust's business in good faith, in a manner believed by the Trustees to be in the best interests of the Trust, and with such care, including reasonable inquiry, as an ordinary prudent Person in a like position would use under similar circumstances. A Trustee who performs his duties in accordance with the foregoing standards shall not be liable to any person for failure to discharge his obligations as a Trustee. Notwithstanding the additional responsibilities of Independent Trustees, an Independent Trustee shall not have any greater liability than that of a Trustee who is not an Independent Trustee.

     The Trust's officers, employees, and other agents are also required to act in good faith, in a manner believed by them to be in the best interests of the Trust, and with such care, including reasonable inquiry, as an ordinary prudent person in a like position would use under similar circumstances, in handling its affairs. An officer, employee, or other agent who performs his duties in accordance with the foregoing standards shall not be liable to any person for failure to discharge his obligations as an officer, employee or agent.
  9.2 Actions Involving Trustees, Officers or Employees. The Trust shall indemnify any person who was or is a party (other than a party plaintiff suing on his own behalf or in the right of the Trust), or who is threatened to be made such a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, but not limited to, an action by or in the right of the Trust) by reason of the fact that he is or was a Trustee, officer or employee of the Trust, or is or was serving at the request of the Trust as a trustee, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgements, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided, that no such person shall be indemnified (a) except to the extent that the aggregate of losses to be indemnified under the provisions of this
Article IX exceeds the amount of such losses for which the Trustee, officer or employee is insured pursuant to any directors and officers liability insurance policy maintained by the Trust; (b) in respect to remuneration paid to such person if it shall be finally adjudged that such remuneration was in violation of law; (c) on account of any suit in which judgment is rendered against such person for an accounting of profits made from the purchase or sale by such person of securities of the Trust pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; (d) on account of such person's conduct which is finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct; and (e) if it shall be finally adjudged that such indemnification is not lawful.
     9.3 Actions Involving Agents. The Trust may indemnify any person who was or is a party (other than a party plaintiff suing on his own behalf or in the right of the Trust), or who is threatened to be made such a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, but not limited to, an action by or in the right of the Trust) by reason of the fact that he is agent of the Trust, or is or was serving at the request of the Trust as an agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, all to the full extent permitted by law and these Bylaws, except that no indemnity shall be paid to any agent where such indemnity would not be available to a trustee under the standards contained in Section 9.2. For all purposes relating to the indemnification provisions of these Bylaws, the Advisor and its employees shall be deemed agents of the Trust.
     9.4  Determination of Right to Indemnification in Certain
Instances.

          (a) Any indemnification under Section 9.2 (unless ordered by a court) shall be made by the Trust unless a determination is reasonably and promptly made that indemnification of the Trustee, officer or employee is not proper in the circumstances because he has not satisfied the conditions set forth in such Section 9.2. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion, or (iii) by the shareholders; provided, that no such determination shall preclude an action brought in an appropriate court to challenge such determination.
          (b) Any indemnification under Section 9.3 (unless ordered by a court) shall be made by the Trust (i) if the agent seeking indemnification has entered into an indemnification agreement with the Trust, in accordance with the terms of that indemnity contract and subject to the provisions of section 9.4(a) or (ii) if the agent seeking indemnification has not entered into an indemnification agreement, only as authorized in the specific case upon a determination that indemnification of the agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 9.2. Such determination shall be made
(i) by the Board by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit or proceeding, or (ii) is such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion, or (iii) by the shareholders.
  9.5 Advance Payment of Expenses. Expenses incurred by defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final dispositions such action, suit or proceeding upon receipt of an undertaking by or on behalf of the Trustee, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Trust as authorized in this Article.

     9.6 Successful Defense. Notwithstanding any other provision of this Article IX, to the extent that a Trustee, officer, employee or agent of the Trust has been successful on the merits or otherwise (including the dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in Section
9.2 or 9.3, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

    9.7  Not Exclusive Right.  The indemnification provided by this
Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any statute, bylaw, agreement, vote of shareholders or disinterested trustees or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. Without limiting the generality of the foregoing, in the event of conflict between the provisions of this Article IX and the provisions of any agreement adopted by the shareholders between the Trust on the one hand, and any Trustee, officer, employee or agent of the Trust on the one hand, and any Trustee, officer, employee or agent of the Trust on the other, providing for indemnification, the terms of such agreement shall prevail. Any indemnification, whether required under this Bylaw or permitted by state or otherwise, shall continue as to a person who has ceased to be a Trustee, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such person.

     9.8 Insurance. The Board shall have the power to cause the Trust to purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trust as a trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, arising out of his status as such, whether or not the Trust would have the power to indemnify him against such liability under the provisions of this Article.

   9.9 Subsidiaries of Trust. For the purposes of this Article IX, (a) any officer, Trustee, employee or agent of the Trust who shall serve as an officer, trustee, employee or agent indirectly, is or was a stockholder or creditor, or in which the Trust, directly or indirectly, is or was a stockholder or creditor, or in which the Trust is or was in any way interpreted, or (b) any officer, trustee, employee or agent of any subsidiary corporation venture, trust or other enterprise wholly owned by the Trust, shall be deemed to be serving as such trustee, officer, employee or agent at the request of the Trust, unless the Board shall determined otherwise. In all instances where any person shall serve as a trustee, officer, employee or agent of another corporation, joint venture, trust or other enterprises of which the Trust is or was a stockholder or creditor, or in which it is or was otherwise interested, if it is not otherwise established that such person is or was serving as such trustee, officer, employee or agent at the request of the Trust, the Board may determine whether such service is or was at the request of the Trust, and it shall not be necessary to show any actual or prior request for such service.

     9.10 Contracts for Indemnification. The Trust may from time to time, and without further action by the stockholders of the Trust after the adoption of this Article IX by the Bylaws of the Trust by the stockholders, enter into contracts which provide indemnity to its trustees, Officers, employees and agents with respect to their services to or at the request of the Trust, provided that each such contract shall be consistent with, and provide for no indemnification broader than, the indemnification authorized by this Article IX.
    9.11 Right of Trustees, Officers and Others to Own Shares or Other Property and to Engage in Other Business. Any Trustee, Affiliate, officer, employee or agent of the Trust may acquire, own hold, and dispose of Shares for his individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he were not a Trustee, officer, employee or agent of the Trust. Any Trustee, Affiliate, officer, employee, or agent of the Trust may have personal business interests and may engage in personal business activities; these interests and activities may include the acquisition, syndication, holding, management, operation or disposition, for his own account or for the account of others, of interests in Mortgages, interests in real property (including, but not limited to, real property investments presented to and rejected by the Trust or the Advisor), or interests in Persons engaged in real estate business, including Persons authorized as investments pursuant to Section 7.3 hereof. Subject to the provisions of Article VIII, any Trustee, officer, employee, or agent of the Trust may (i) be interested as trustee, officer, director, stockholder, partner, member, advisor, or employee of or otherwise have a direct or indirect interest in any Person who may be engaged to render advice or services to the Trust, and (ii) receive compensation from such Person as well as compensation as Trustee, Affiliate, officer, or otherwise hereunder. None of these activities shall be deemed to conflict with his duties and powers as Trustee, officer, employee, or agent. Any Trustee, Affiliate, officer, employee, or agent of the Trust may engage with or for others in business activities of types conducted by the Trust and shall not have any obligation to present to the Trust any investment opportunities which come to them other than in their capacities as trustees, officers, employees, or agents, regardless of whether those opportunities are within the Trust's investment policies. Notwithstanding the foregoing, each Trustee shall disclose to the Trust any interest he has in any investment opportunity presented to the Trust and any such interest known by him to be held by any person of which he is an Affiliate.
     9.12  Transactions Between the Trust and Affiliated Persons.
In the absence of fraud, except as prohibited by these Bylaws, a contract, act, or other transaction that is between the Trust and any other Person or in which the Trust is otherwise interested shall be valid even though (i) one or more Trustees or Trust officers are directly or indirectly interested in or connected with, or are trustees, partners, directors, officers or retired officers of, such other Person, or (ii) one or more Trustees or Trust officers, individually or jointly with others, are a party or are parties to, directly or indirectly interested in, or otherwise connected with, such contract, act, or transaction. No Trustee or officer shall be under any disability from or have any liability as a result of entering into any such contract, act, or transaction unless he is aware of the conflict or relationship, provided that (a) such interest or connection is disclosed or known to the Trustees and thereafter the Trustees authorize such contract, act, or other transaction by vote sufficient for such purpose by an affirmative vote of a majority of the Trustees not so interested, (b) such interest or connection is disclosed or known to the Shareholders, and thereafter such contract, act, or transaction is approved by the Shareholders, or
(c) such contract, act or transaction is fair and reasonable to the Trust at the time it is authorized by the Trustees or by the Shareholders.
     The Trust shall not sell any asset to the Advisor, a Trustee, or any affiliated Person, or any partnership in which any of the foregoing may also be a general partner, and the Trust will not purchase any asset from any such Person who acquired it for the purpose of reselling it to the Trust unless that Person acquired it for sale to the Trust upon completion of financing arrangements by the Trust; provided, however, that nothing herein shall be deemed to preclude the Trust from (i) participating in a joint venture with any such Persons as otherwise permitted herein, (ii) accepting from any such Person an assignment of a contract to purchase real property and assuming the assignor's obligations under that contract, (iii) purchasing real property from any such Person who acquired the property with the intention of reselling it to the Trust if it pays no more than the cost of that real property to that Person, or (iv) contributing its real property or other assets to an affiliate in the event the Trust determines to enter into a reorganization with an affiliated or non-affiliated entity.
     Notwithstanding any other provisions of these Bylaws, the Trust may engage in the following transactions: (a) the execution and performance of the agreements and the making of investments contemplated by Articles VII and VIII hereof, (b) transactions involving (i) the purchase of Securities of the Trust by the Advisory Company and its Affiliates in exchange for other
Securities upon the inception of the Trust to satisfy minimum capital requirements of applicable state laws and regulations, and (ii) the purchase of Securities of the Trust by the Advisory Company and its Affiliates on the same terms on which those Securities are then being offered to all holders of any class of Securities of the Trust or to the public or on terms disclosed in the offering materials for the initial public offering of the shares, (c) loans between the Trust and the Advisory Company and its Affiliates in accordance with Section 7.3 hereof, (d) transactions with the Advisor or its Affiliates involving advances, allocations of overhead and other operating expenses, acquisition and investment advisory services, real estate brokerage services on the purchase and sale of real property, real property management and leasing services, the leasing of personal property, the purchase of marketing data, or other services, provided such transactions are on terms not less favorable to the Trust than the terms on which unaffiliated parties are then making similar loans or performing similar services for comparable entities in the same area, (e) the purchase of insurance, or (f) joint ventures or other investments permitted by Clause Ninth of Section 4.1 and Section
7.3 hereof; provided, however, that any transaction referred to in clause (d) relating to payments to the Advisory Company and Trustees for services rendered in a capacity other than as an investment advisor or Trustee may only be made upon a determination by the Trustees that (i) the compensation is fair and reasonable and (ii) the compensation is not greater than the charges for comparable services available from others who are competent and not affiliated with the parties involved; and that any transaction referred to in clause (d) may be entered into only after a showing that such transaction is fair and reasonable to the Shareholders and upon approval by affirmative vote of a majority of the Trustees who are not (other than as Trustees) interested in or Affiliates of any Person who is interested in the transaction; and, provided, further, that for providing real estate brokerage services, the Advisor or its Affiliates on the sale of Trust real property may receive a real estate brokerage commission for sales of Trust property to third parties which are handled by the Advisor or such Affiliate. Such real estate brokerage commission may be paid by the buyer of the property or by the Trust. The acquisition or disposition by the Trust and the Advisor or any of its Affiliates of participation in any joint venture investment shall not be deemed to constitute the purchase or sale of property by one of them to the other. This Section 9.12 shall not prevent the payment to any Person of commissions or fees for the socalled "private placement" of securities with investors.
     9.13 Restriction of Duties and Liabilities. The duties and liabilities of Shareholders, Trustees, and Trust officers shall in no event be greater than the duties and liabilities of shareholders, directors, and officers of any other Missouri corporation. The Shareholders, Trustees, and Trust officers shall in no event have any greater duties or liabilities than those imposed by applicable law.
   9.14 Persons Dealing with Trustees or Officers. As to any Persons dealing in good faith with Trustees or Trust officers, any act of the Trustees or officers purporting to be done in their capacity as such shall be conclusively deemed to be within the purposes of the Trust and within the powers of the Trustees and officers.
   The Trustees may authorize any officer or officers or agent or agents to enter into any contract or execute any instrument in the name and on behalf of the Trust and/or Trustees.
  No Person dealing in good faith with the Trustees or any of them or with the authorized officers, employees, agents, or representatives of the Trust shall be bound to see to the application of any funds or property passing into their hands or control. The receipt by the Trustees or any of them or by authorized officers, employees, agents, or representatives of the Trust of moneys or other consideration shall be binding upon the Trust.

    9.1 Reliance. The Trustees and Trust officers may consult with counsel and the advice or opinion of such counsel shall be full and complete personal protection to all of the Trustees and officers in respect to any action taken or suffered by them in good faith and in reliance on and in accordance with such advice or opinion. In discharging their duties, Trustees and Trust officers, when acting in good faith, may rely upon financial statements of the Trust represented to them to be correct by the Chairman or the officer of the Trust having charge of its books of account or stated in a written report by an independent certified public accountant fairly to present the financial position of the Trust. The Trustees may rely, and shall be personally protected in acting, on any instrument or other document believed by them to be genuine.

      9.1 Income Tax Status. Anything to the contrary herein notwithstanding and without limitation of any rights of indemnification or non-liability of the Trustees herein, the Trustees by these Bylaws make no commitment or representation that the Trust will qualify for the dividends paid deduction permitted by the Internal Revenue Code, and the rules and regulations thereunder pertaining to real estate investment trusts shall not render the Trustees liable to the Shareholders or to any other person or in any manner operate to annul the Trust.
     ARTICLE X
     MISCELLANEOUS
      10.1 Inspection of Bylaws. The Trust shall keep at its principal office the original or a copy of the Bylaws and any amendments thereto certified by the Trust's Secretary. Those Bylaws shall be open to inspection by Shareholders at all reasonable times during office hours.
     10.2 Inspection of Corporate Records. The accounting books and records and the minutes of proceedings of the Shareholders and the Board and committees thereof shall be open to inspection upon the written demand on the Trust by any Shareholder or holder of a voting trust certificate during usual business hours, for a purpose reasonably related to such holder's interests as a Shareholder or as the holder of such voting trust certificate. This right of inspection shall not apply to any information confidential to the Trust or where such inspection might otherwise result in a violation of applicable federal or state law.
   10.3 Checks, Drafts, Etc. All checks, drafts, or other orders for payment of money, notes, or other evidences of indebtedness that are issued in the name of or payable to the Trust shall be signed or endorsed by such person or persons and in such manner as determined by resolution of the Board of Trustees.
     10.4  Execution of Contracts, Etc.  Except as otherwise
provided
herein, the Board of Trustees may authorize any officer or officers or agent or agents to enter into any contract or execute any instrument in the name of and on behalf of the Trust. This authority may be general or confined to specific instances. Unless so authorized by the Board of Trustees, no officer, agent or employee shall have any power or authority to bind the Trust by any contract or engagement or to pledge its credit to render it liable for any purpose or to any amount.
    10.5  Representation of Shares of Other Corporations.  The
Chairman or
the President (or, in the event of his absence or inability to serve, any Vice President) and the Secretary or Assistant Secretary of the Trust are authorized to vote, represent, and exercise on behalf of the Trust all rights incidental to any and all interests of any other entity standing in the name of the Trust. The authority herein granted to said officers to vote or represent on behalf of the Trust any and all such interests held by the Trust may be exercised either by such officers in person or
by any person authorized to do so by proxy or power of attorney duly executed by said officers.
     10.6 Annual Report. Not later than 150 days after the close of the fiscal or calendar year, or such later date as the Board of Trustees shall approve, the Board of Trustees of the Trust shall cause to be sent to the Shareholders, an Annual Report in such form as may be deemed appropriate by the Board of Trustees, including without limitation, any explanation of excess borrowing and excess
expenses as set forth in Sections    4.1 and 7.4. These reports
shall also disclose the aggregate
amount of the advisory fees and other fees paid during the year to
the Advisor and its   Affiliates. The Annual Report shall include a
statement of assets and liabilities and a statement of income and expense of the Trust, along with a statement of changes in Shareholder equity. These financial statements shall be accompanied by the report of an independent certified public accountant thereon. A manually signed copy of the accountant's report shall be filed with the Trustees.

 10.7 Quarterly Reports. At least quarterly, the Trustees shall send interim reports to the Shareholders having such form and content as the Trustees deem proper. If the Independent Trustees approve Trust borrowings in excess of the level set forth in Section 8.2(d), that fact shall be disclosed to the Shareholders in the next quarterly report along with the justification for that excess.

     10.8 Other Reports. The Trustees shall furnish the Shareholders at least annually with a statement in writing advising of dividends paid or distributions made by the Trust. A statement shall be sent to the Shareholders not later than sixty (60) days after the close of the fiscal year in which the dividends or distributions were made. Within sixty (60) days after the end of any fiscal quarter for which operating expenses for the twelve (12) months then ended exceed the greater of (a) 2% of Trust Assets or
(b) 25% of the net income of the Trust, there shall be sent to Shareholders written disclosure of such fact together with an explanation of the factors the Independent Trustees considered in arriving at the conclusion that such higher operating expenses were justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meeting of the Trustees.
 10.9  Provisions of the Trust in Conflict with Law or Regulation.
          (a) The provisions of these Bylaws are severable, and if the Trustees shall determine, with the advice of counsel, that any one or more of such provisions (the "Conflicting Provisions") are either (i) in conflict with the REIT Provisions of the Internal Revenue Code, or with other applicable laws and regulations, or
(ii)
place the Trust in jeopardy of having its assets treated as "plan assets" under ERISA, the Conflicting Provisions shall be deemed never to have constituted a part of these Bylaws; provided, however, that such determination by the Trustees shall not affect or impair any of the remaining provisions of these Bylaws or render invalid or improper any action taken or omitted (including but not limited to the election of Trustees) prior to such determination.
A certification in recordable form signed by a majority of the Trustees setting forth any such determination and reciting that it was duly adopted by the Trustees, or a copy of these Bylaws, with the Conflicting Provisions removed pursuant to such determination, in recordable form, signed by a majority of the Trustees, shall be conclusive evidence of such determination when lodged in the records of the Trust. The Trustees shall not be liable for failure to make any determination under this Section 10.9. Nothing in this
Section 10.9 shall in any way limit or affect the right of the Trustees to amend these Bylaws as provided in Section 11.2.
          (b) If any provisions of these Bylaws shall be held invalid or unenforceable, that invalidity or unenforceability shall attach only to those provisions and shall not in any manner affect or render invalid or unenforceable any other provision of these Bylaws, and these Bylaws shall be carried out as if any the invalid or unenforceable provisions were not contained herein.
     ARTICLE XI
     AMENDMENTS TO BYLAWS
     11.1 Power of Shareholders. Except as set forth elsewhere in these Bylaws, new Bylaws may be adopted or these Bylaws may be amended or repealed by (i) the vote of a majority of the Trustees or (ii) the vote of the Shareholders entitled to exercises majority of the voting power of the Trust or by the written consent of all of the Shareholders; provided, however, that no amendment that would change any rights with respect to any outstanding securities of the Trust by reducing the amount payable thereon upon the Trust's liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto may be made unless approved by the vote of Shareholders holding two-thirds of the voting power of those securities.
     11.2 Power of Trustees. The Trustees shall have the power to alter, amend, or repeal a Bylaw or the Bylaws by the vote of a majority of the Trustees given at any regular or special meeting of the Board of Trustees called for said purpose; provided, however, that except as otherwise expressly provided herein, the Trustees shall not have the power to amend the following provisions thereof without approval of a vote of the majority of the shareholders present either in person or by proxy at a duly authorized meeting of the shareholders: 1.3, 4.2, 4.3, 4.16, 7.2, 7.3, 7.4, 9.2, 9.3,
9.4, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 9.11, 9.12, 11.1 and
11.2; and provided, further, that any action taken by the Trustees under this Section 11.2 without the concurrence of shareholders under Section 11.1 may only be taken with the affirmative approval of a majority of the Independent Trustees.
     11.3 Amendments with Respect to ERISA. Notwithstanding any other provision of these Bylaws, the Trustees shall have the power to amend any portion of these Bylaws by the vote of a majority of the Trustees called for that purpose if in the opinion of the Trustees that amendment is necessary to avoid the Trust's assets being treated as "plan assets" under ERISA.


     CERTIFICATE OF SECRETARY
     OF
     MERIDIAN POINT REALTY TRUST VIII CO.


     I, the undersigned, do hereby certify:

 1.  That I am the Secretary of Meridian Point Realty Trust VIII
Co., a Missouri corporation; and

   2. That the foregoing Amended and Restated Bylaws represent the Bylaws duly adopted by the Board of Trustees of the Trust on September 13, 1996.


Dated:  October 7, 1996         Denis F. Shanagher, Secretary